NOVEMBER 27, 2019

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. DATED MARCH 1, 2019,
AS RESTATED JULY 10, 2019 AND AS SUPPLEMENTED THROUGH NOVEMBER 6, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.	Mr. Phillip O. Peterson, who has served as a member of the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. since 2002 and 2000, respectively, is retiring in December 2019.

2.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – MANAGEMENT FEES,” the management fee schedule for the Global Real Asset Fund is deleted in its entirety and the following is added:

Global Real Asset Fund (prior to November 1, 2019)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8450%
Next $500 million	0.8100%
Next $1.5 billion	0.7800%
Next $2.5 billion	0.7500%
Amount Over $5 billion	0.7100%

Global Real Asset Fund (effective November 1, 2019)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7950%
Next $500 million	0.7600%
Next $1.5 billion	0.7300%
Next $2.5 billion	0.7000%
Amount Over $5 billion	0.6600%

3.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS,” the following is added to the end of the section:

Effective October 7, 2019, the fund accounting agreement with respect to Global Impact Fund was amended to reflect a change to the fund accounting fee paid to HFMC. Effective October 7, 2019, Global Impact Fund pays HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Amount Over $7 billion	0.010%

Effective January 1, 2020, the fund accounting agreement with respect to each Fund will be modified to reflect a new fee structure. Under this revised fee structure, HFMC will be entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street Bank and Trust Company plus the amount of expenses that HFMC allocates for providing the fund accounting services.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE.